                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Greater Europe Fund

Formerly Scudder Greater Europe Growth Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Classes B and C and for the 3-year, 5-year and 10-year periods for Class A reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. (Please see the Fund's Statement of Additional Information.) Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Greater Europe Fund	1-Year	3-Year	5-Year	10-Year
Class A	16.49%	17.43%	-.47%	9.25%
Class B	15.40%	16.45%	-1.29%	8.36%
Class C	15.57%	16.50%	-1.25%	8.40%
MSCI Europe Index+	16.30%	20.74%	3.18%	9.24%
Average Annual Total Returns as of 10/31/05
Scudder Greater Europe Fund	Life of Class*
Institutional Class	-.45%
MSCI Europe Index+	3.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on March 14, 2005. Index returns begin March 31, 2005.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Greater Europe Fund — Class A [] MSCI Europe Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Greater Europe Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,979	$15,262	$9,205	$22,830
	Average annual total return	9.79%	15.13%	-1.64%	8.61%
Class B	Growth of $10,000	$11,240	$15,590	$9,280	$22,326
	Average annual total return	12.40%	15.95%	-1.48%	8.36%
Class C	Growth of $10,000	$11,557	$15,811	$9,388	$22,398
	Average annual total return	15.57%	16.50%	-1.25%	8.40%
MSCI Europe Index+	Growth of $10,000	$11,630	$17,601	$11,695	$24,191
	Average annual total return	16.30%	20.74%	3.18%	9.24%

The growth of $10,000 is cumulative.

+ The MSCI Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/05	$ 28.44	$ 27.94	$ 27.99	$ 28.50
3/14/05 (inception date of Institutional Class shares)	$ —	$ —	$ —	$ 28.63
10/31/04	$ 24.77	$ 24.38	$ 24.39	$ —
Distribution Information: Twelve Months (3/14/05 through 10/31/05 for Institutional Class): Income Dividends as of 10/31/05	$ .39	$ .18	$ .19	$ —
Class A Lipper Rankings — European Region Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	50	of	99	50
3-Year	71	of	89	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than six months had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP and for the 3-year, 5-year and 10-year periods for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder Greater Europe Fund	1-Year	3-Year	5-Year	10-Year
Class S	16.77%	17.68%	-.24%	9.53%
Class AARP	16.61%	17.63%	-.27%	9.51%
MSCI Europe Index+	16.30%	20.74%	3.18%	9.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 28.44	$ 28.49
10/31/04	$ 24.81	$ 24.82
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .47	$ .47
Growth of an Assumed $10,000 Investment
[] Scudder Greater Europe Fund — Class S [] MSCI Europe Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Greater Europe Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,677	$16,297	$9,882	$24,849
	Average annual total return	16.77%	17.68%	-.24%	9.53%
Class AARP	Growth of $10,000	$11,661	$16,278	$9,863	$24,801
	Average annual total return	16.61%	17.63%	-.27%	9.51%
MSCI Europe Index+	Growth of $10,000	$11,630	$17,601	$11,695	$24,191
	Average annual total return	16.30%	20.74%	3.18%	9.24%

The growth of $10,000 is cumulative.

+ The MSCI Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — European Region Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	44	of	99	44
3-Year	69	of	89	77
5-Year	62	of	71	87
10-Year	9	of	16	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class B, C and AARP shares. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,062.00	$ 1,056.30	$ 1,057.00	$ 1,061.60	$ 1,063.10	$ 1,063.00
Expenses Paid per $1,000*	$ 7.33	$ 12.80	$ 11.92	$ 7.27	$ 6.19	$ 5.67
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,018.10	$ 1,012.75	$ 1,013.61	$ 1,018.15	$ 1,019.21	$ 1,019.17
Expenses Paid per $1,000*	$ 7.17	$ 12.53	$ 11.67	$ 7.12	$ 6.06	$ 5.55

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder Greater Europe Fund	1.41%	2.47%	2.30%	1.40%	1.19%	1.09%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Greater Europe Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Greater Europe Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Paras Anand

Vice President, Deutsche Asset Management and Portfolio Manager of the fund.

Portfolio Manager for Continental and pan-European retail funds: London.

Joined Deutsche Asset Management in 2003 after seven years of experience managing a pan-European hedge fund at HSBC and as a fund manager for UK equities at Invesco.

Joined the fund in 2004.

BA, Bristol University.

In the following interview, Portfolio Manager Paras Anand discusses Scudder Greater Europe Fund's strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did the European markets perform during the annual period?

A:  Amid a positive environment for equities worldwide, the MSCI Europe Index (the fund's benchmark) produced a strong gain of 16.30% in US dollar terms. In comparison, the MSCI World Index returned 13.27% for the same period.

European stocks delivered strong performance despite what would appear to be an unsupportive backdrop: headline economic data remained weak, unemployment stayed high, and overall corporate profit growth was not stellar. We believe there were three reasons for this disconnect. First, valuations in Europe remained attractive relative to other global markets, particularly the United States. Second, companies have been able to improve their financial performance in the face of slowing sales growth through actions such as cutting costs, improving productivity and moving production to lower-cost regions such as Russia and Eastern Europe. Third, it has become increasingly evident that both corporations and governments are more willing to adopt shareholder-friendly policies. Europe has long traded at a discount to other major global markets due to the opacity of both management structures and accounting practices. Now, however, the adoption of international reporting standards has provided investors with the ability to compare European companies with their global peers on an apples-to-apples basis. We believe that these factors have provided a strong underpinning for the region's markets even with the unimpressive growth of the regional economy.

Q:  How did the fund perform?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2005, was 16.49%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.) Although the fund slightly outperformed its benchmark, it trailed the 18.34% average return of the 99 funds in its Lipper peer group, European Region Funds.1

1 The Lipper European Region Funds category comprises funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. It is not possible to invest into a Lipper category.

Q:  Will you review your management style?

A:  In managing the fund, we place the greatest emphasis on individual stock selection. We look for stocks with strong earnings growth, high levels of free cash flow and inexpensive valuations. We do not limit our search to large-cap stocks, as we also tend to favor mid-cap companies that operate within attractive niche markets. An important component of our process is that we take active "underweights" — or weightings lower than that of the benchmark — in large-cap stocks that our research shows to be unattractive investments. For instance, our decision to hold zero weightings in both Siemens and Deutsche Telekom aided relative performance during the past year given the poor performance of these two stocks. In the short term, this approach can lead to volatile results in relation to the benchmark. Longer term, however, we believe our shareholders are better served by owning a portfolio of what we believe are the most compelling investments in the European markets.

Q:  What elements of your positioning helped performance during the year?

A:  Looking first at sector weightings, the fund's performance was helped by our underweight positions in telecommunications, information technology and consumer stocks, as well as by an overweight position in financials. The fund also benefited from its overweight position in the strong-performing Nordic markets.

It was our individual stock selection, however, that had the greatest impact on results. Most notably, we benefited from the strong returns of two stocks that were acquired by other companies: O2 PLC, a British mobile telephone operator, was bid for by Spain's Telefonica, while the food and beverage concern Allied Domecq plc was purchased by France's Pernod Ricard SA. While we do not actively seek out acquisition candidates, our investment style naturally leads us to the type of companies that draw the interest of private buyers. We are therefore encouraged by the rising levels of merger and acquisition activity taking place in Europe.

Other key contributors to performance included Fortum Oyj, Continental AG, Lottomatica, Paddy Power PLC, and Vinci SA.

Fortum, a Finnish power and energy company, is one of the largest individual positions in the fund's portfolio and is among only a small number of fund holdings in the utilities sector. Its business consists entirely of hydroelectric and nuclear assets, meaning that it is not subject to the costly carbon dioxide emissions standards that, we believe, will increase the costs of energy companies that focus on fossil fuels. The company's profit growth therefore should outpace that of its peer group, but the stock is nonetheless trading at a discounted valuation to the overall energy sector.

Continental AG (Germany) is an auto components supplier that, at the low end, manufactures tires and, at the high end, is the dominant provider of the electronic stability protection systems that are becoming standard on most new cars. Our investment case is that the company should benefit from top-line growth as well as declining costs as it moves more of its production to lower-cost countries.

Lottomatica operates the national lottery game in Italy. Our investment thesis was based on what we expected would be the positive impact on revenues from the addition of new products and services. In addition, the company was able to reintroduce scratch cards, which had been banned since 1996 when a single village ended up with all of the winning cards. We exited the shares after they reached our target valuation.

Paddy Power is the market-leading bookmaker in Ireland; it operates through a network of shops and provides telephone and Internet services. Our investment case is based on the group's expansion into the UK. The UK market is 11 times the size of Ireland, and thus a 2% market share could lead to the group's doubling in size.

Vinci is a French construction company that also operates motorway concessions in France. The group has benefited from a healthy local construction market, but, more important, our analysis showed its motorway assets to be undervalued. The values of both the construction business and the road operations were re-rated higher by the market, and we elected to take profits once the stock reached our target valuation.

Although these stocks have all performed well, we continue to hold many of them in the portfolio in anticipation of further upside. All but Lottomatica and Vinci remain in the portfolio. This helps illustrate that our approach is geared toward generating long-term value rather than short-term trading gains.

Q:  What investments detracted from performance?

A:  The three most notable detractors were Thomson SA, a French supplier to the media and entertainment industry; Nokian Tires, a Finnish manufacturer of specialty snow tires; and Public Power Corp., a Greek utility. Our handling of each of these situations helps illustrate what we do when a stock we hold in the fund begins to decline. Believing that an important part of effective management is preventing incorrect decisions from substantially eroding performance, we have a system in place to deal with this eventuality. When we purchase a stock, we determine a level at which we will review the position in the event that the stock declines. When it reaches that level, we determine whether our original investment thesis has proved incorrect, in which case we will eliminate the stock from the portfolio; or whether that thesis is still intact, in which case we will maintain the position.

We will discuss each of the three underperforming holdings in turn to see how we put this process into action.

Thomson: Our original thesis on Thomson was that the company would sell its legacy television business to focus on its more profitable set-top box and DVD replication operations. The company indeed sold its television business, but at a higher cost than we had anticipated. Subsequently, the stock was hurt by two additional factors: increased pricing pressure in set-top boxes and concerns about slowing DVD sales worldwide. We reviewed the position and elected to reduce the fund's holding in Thomson in order to reduce risk, but we maintained a position in the stock on the belief that it is trading at an exceptionally low multiple to its annual cash flow. We think that even if growth slows further, the stock's valuation is still attractive. We therefore continue to hold Thomson in the fund despite its recent underperformance.

Nokian Tires: A maker of high-end snow tires for consumers in the Nordic region, Nokian was hurt by two short-term issues: a warmer-than-expected autumn and subsequent buildup of inventory. The stock fell in response, but we believe our initial thesis — that the lowering of production costs resulting from the moving of its manufacturing facilities to Russia would be beneficial to its bottom line — remains intact. As with Thomson, we reduced the position for risk management purposes, but we continue to hold Nokian on the basis of its long-term earnings growth potential.

Public Power: We originally purchased this stock on the belief that Greece's rising gross domestic product growth would result in an increased demand for electrical power. However, the company was hurt by a combination of rising energy costs, a more challenging regulatory environment and the higher-than-expected costs needed to upgrade its older facilities. Believing these higher costs would harm the company's cash flow, we determined that our investment thesis was incorrect, and we therefore eliminated the stock from the portfolio.

Q:  What is your overall view of the market backdrop in Europe?

A:  Near-term market volatility remains likely, especially in light of the fact that corporations' need to invest for growth could put pressure on profits. However, we remain positive on the prospects for European equities over the medium and longer term. We believe there remains significant upside potential as companies look to push for productivity gains and capitalize on the opportunities presented by the faster-growing countries joining the European Union. In addition, we believe the markets are inexpensive in both absolute and relative terms. Believing Europe remains home to a wealth of investment opportunities for those who focus on individual stock selection, we will continue to use our assessment of company fundamentals to construct the portfolio one stock at a time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	10/31/05	10/31/04

United Kingdom	23%	35%
Germany	17%	11%
France	17%	13%
Sweden	11%	—
Italy	7%	9%
Finland	6%	—
Switzerland	5%	10%
Ireland	3%	3%
Netherlands	3%	7%
Norway	2%	4%
Spain	—	3%
Other	6%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/05	10/31/04

Financials	38%	24%
Industrials	17%	16%
Consumer Discretionary	10%	22%
Health Care	9%	5%
Energy	9%	10%
Telecommunication Services	5%	6%
Information Technology	4%	—
Utilities	4%	5%
Materials	2%	4%
Consumer Staples	2%	6%
Other	—	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (28.5% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.3%
2. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	3.3%
3. BNP Paribas SA Provider of banking services	France	3.1%
4. UBS AG Provider of commercial and investment banking services	Switzerland	3.0%
5. Aegon NV Provider of commercial and financial services	Netherlands	3.0%
6. Axa Provider of various insurances	France	2.9%
7. A P Moller — Maersk AS Provides marine transportation services	Denmark	2.6%
8. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.5%
9. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	2.5%
10. Banca Intesa SpA Provider of banking and financial services	Italy	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks 100.3%
Denmark 2.6%
A P Moller - Maersk AS (a) (Cost $12,841,717)	1,337	12,090,743
Finland 5.9%
Fortum Oyj (a)	419,921	7,433,923
Neste Oil Oyj*	191,123	5,928,145
Nokian Renkaat Oyj	361,845	5,639,194
Sampo Oyj "A"	590,394	9,054,457
(Cost $26,483,148)		28,055,719
France 17.0%
Axa	480,608	13,918,574
BNP Paribas SA	191,122	14,489,859
France Telecom SA	352,656	9,167,119
Pernod Ricard SA	1	102
Sanofi-Aventis	82,833	6,632,385
Suez SA	321,204	8,696,191
Thomson SA	352,539	6,646,723
Total SA	62,429	15,720,276
Zodiac SA	103,475	5,637,595
(Cost $78,871,829)		80,908,824
Germany 17.1%
Allianz AG (Registered)	71,723	10,129,959
Continental AG	73,092	5,586,696
Deutsche Boerse AG	68,383	6,434,047
E.ON AG	105,138	9,527,249
Fresenius Medical Care AG (a)	88,073	7,923,258
Hochtief AG	127,039	5,133,392
Hypo Real Estate Holding AG	243,286	11,758,026
MAN AG	100,442	4,663,134
Rheinmetall AG	58,946	3,624,810
Techem AG*	174,158	6,929,951
United Internet AG (REG S) (a)	158,023	5,105,757
Wincor Nixdorf AG	50,145	4,412,483
(Cost $70,821,210)		81,228,762
Greece 3.3%
Babis Vovos International Construction SA	584,714	9,520,993
OPAP SA	217,078	6,266,911
(Cost $15,836,013)		15,787,904
Ireland 3.3%
Anglo Irish Bank Corp. PLC	373,300	5,053,039
Grafton Group PLC (Units)*	468,728	4,617,626
Paddy Power PLC	357,727	6,044,894
(Cost $13,672,254)		15,715,559
Italy 7.5%
Astaldi SpA	1,412,296	8,862,587
Banca Intesa SpA	2,384,130	11,133,283
Banca Italease*	296,436	6,243,432
Risanamento SpA	735,832	3,404,690
Societa Iniziative Autostradali e Servizi SpA	501,420	5,814,642
(Cost $36,473,952)		35,458,634
Netherlands 3.0%
Aegon NV (Cost $13,851,727)	946,130	14,237,573
Norway 1.7%
Aker Yards AS	49,400	2,350,896
Tandberg Television ASA*	463,900	5,773,304
(Cost $8,075,135)		8,124,200
Sweden 10.8%
Assa Abloy AB "B"	513,000	7,342,639
Eniro AB (a)	767,584	8,387,999
ForeningsSparbanken AB (Swedbank)	191,770	4,730,804
Holmen AB "B"	285,579	8,318,543
Investor AB "B"	663,176	9,787,566
Svenska Handelsbanken AB "A"	450,498	10,269,346
Telefonaktiebolaget LM Ericsson "B"	746,041	2,447,616
(Cost $51,353,341)		51,284,513
Switzerland 4.7%
Swiss Re (Registered)*	117,336	7,922,753
UBS AG (Registered)	169,781	14,411,973
(Cost $21,383,152)		22,334,726
United Kingdom 23.4%
AstraZeneca PLC	126,072	5,658,234
BP PLC	1,088,529	12,047,550
British Land Co. PLC	441,510	6,956,182
Dignity PLC	325,000	2,262,271
GlaxoSmithKline PLC	594,825	15,474,738
Hammerson PLC	340,160	5,371,235
Imperial Tobacco Group PLC	321,100	9,208,285
Land Securities Group PLC	292,248	7,185,885
O2 PLC*	2,385,667	8,685,183
Rio Tinto PLC	254,387	9,716,695
Rolls-Royce Group PLC*	1,339,708	8,656,350
Rolls-Royce Group PLC "B"	44,746,254	79,201
Royal Bank of Scotland Group PLC	241,266	6,679,710
Shire Pharmaceuticals Group PLC	345,600	4,082,998
Standard Chartered PLC	222,430	4,669,989
Vodafone Group PLC	1,600,000	4,199,124
(Cost $99,661,495)		110,933,630
Total Common Stocks (Cost $449,324,973)		476,160,787

Exchange Traded Funds 0.4%
United States
iShares MSCI EMU Index Fund (Cost $2,166,285)	28,500	2,109,570

Securities Lending Collateral 4.1%
Scudder Daily Assets Fund Institutional, 3.89% (b) (c) (Cost $19,469,232)	19,469,232	19,469,232

Cash Equivalents 0.0%
United States
Scudder Cash Management QP Trust, 3.83% (d) (Cost $8,900)	8,900	8,900
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $470,969,390)+	104.8	497,748,489
Other Assets and Liabilities, Net	(4.8)	(22,955,609)
Net Assets	100.0	474,792,880

+ The cost for federal income tax purposes was $476,137,438. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $21,611,051. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,041,542 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,430,491.

* Non-income producing security.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $18,669,689, which is 3.9% of total net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $451,491,258) — including $18,669,689 of securities loaned	$ 478,270,357
Investment in Scudder Daily Assets Fund Institutional (cost $19,469,232)*	19,469,232
Investment in Scudder Cash Management QP Trust (cost $8,900)	8,900
Total investments in securities, at value (cost $470,969,390)	497,748,489
Cash	3,727
Foreign currency, at value, (cost $843,532)	844,256
Receivable for investments sold	14,860,567
Dividends receivable	134,821
Interest receivable	9,288
Receivable for Fund shares sold	85,056
Foreign taxes recoverable	220,119
Other assets	31,024
Total assets	513,937,347
Liabilities
Payable for investments purchased	13,634,513
Notes payable	4,350,000
Payable for Fund shares redeemed	395,891
Payable upon return of securities loaned	19,469,232
Accrued management fee	307,711
Other accrued expenses and payables	987,120
Total liabilities	39,144,467
Net assets, at value	$ 474,792,880
Net Assets
Net assets consist of: Undistributed net investment income	7,714,629
Net unrealized appreciation (depreciation) on: Investments	26,779,099
Foreign currency related transactions	(28,937)
Accumulated net realized gain (loss)	(145,761,131)
Paid-in capital	586,089,220
Net assets, at value	$ 474,792,880

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($114,720,820 ÷ 4,034,430 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 28.44
Maximum offering price per share (100 ÷ 94.25 of $28.44)	$ 30.18

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,477,785 ÷ 339,266 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 27.94

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,129,506 ÷ 219,012 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 27.99
Class AARP Net Asset Value, offering and redemption price(a) per share ($3,684,386 ÷ 129,549 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.44
Class S Net Asset Value, offering and redemption price(a) per share ($328,022,010 ÷ 11,515,294 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.49

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,758,373 ÷ 447,603 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)

$ 28.50

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,984,324)	$ 15,321,824
Interest	8,429
Interest — Scudder Cash Management QP Trust	88,524
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	630,574
Total Income	16,049,351
Expenses: Management fee	3,655,987
Services to shareholders	1,221,247
Distribution service fees	278,638
Custodian and accounting fees	513,041
Auditing	95,154
Legal	29,976
Directors' fees and expenses	13,709
Reports to shareholders	104,110
Registration fees	33,535
Interest expense	30,913
Other	16,190
Total expenses before expense reductions	5,992,500
Expense reductions	(22,385)
Total expenses after expense reductions	5,970,115
Net investment income (loss)	10,079,236
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	89,889,178
Foreign currency related transactions	(3,506)
89,885,672
Net unrealized appreciation (depreciation) during the period on: Investments	(43,122,686)
Foreign currency related transactions	(103,835)
(43,226,521)
Net gain (loss) on investment transactions	46,659,151
Net increase (decrease) in net assets resulting from operations	$ 56,738,387

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ 10,079,236	$ 4,247,137
Net realized gain (loss) on investment transactions	89,885,672	63,502,552
Net unrealized appreciation (depreciation) during the period on investment transactions	(43,226,521)	(4,086,162)
Net increase (decrease) in net assets resulting from operations	56,738,387	63,663,527
Distributions to shareholders from: Net investment income: Class A	(19,009)	(24,959)
Class B	(2,855)	(505)
Class C	(5,335)	(853)
Class AARP	(51,214)	(28,480)
Class S	(6,277,943)	(4,591,049)
Fund share transactions: Proceeds from shares sold	67,965,506	30,278,005
Net Assets acquired in tax-free reorganization	127,802,875	—
Reinvestment of distributions	5,911,390	4,260,197
Cost of shares redeemed	(129,301,479)	(116,079,349)
Redemption fees	12,089	31,771
Net increase (decrease) in net assets from Fund share transactions	72,390,381	(81,509,376)
Increase (decrease) in net assets	122,772,412	(22,491,695)
Net assets at beginning of period	352,020,468	374,512,163
Net assets at end of period (including undistributed net investment income of $7,714,629 and $4,014,047, respectively)	$ 474,792,880	$ 352,020,468

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.77	$ 21.16	$ 18.06	$ 22.13	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.59[e]	.23	.18	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	3.47	3.61	2.99	(4.09)	(3.65)
Total from investment operations	4.06	3.84	3.17	(4.03)	(3.66)
Less distributions from: Net investment income	(.39)	(.23)	(.07)	(.04)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 28.44	$ 24.77	$ 21.16	$ 18.06	$ 22.13
Total Return (%)[c]	16.49	18.21[d]	17.59[d]	(18.29)	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	1	2	1.72
Ratio of expenses before expense reductions (%)	1.41	1.66	1.65	1.66	1.64*
Ratio of expenses after expense reductions (%)	1.41	1.64	1.65	1.66	1.64*
Ratio of net investment income (loss) (%)	2.16	.98	1.02	.25	(.07)*
Portfolio turnover rate (%)	168	104	71	89	104

[a] For the period from March 19, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.38	$ 20.84	$ 17.85	$ 22.02	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.31[e]	.04	.05	(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.43	3.54	2.94	(4.07)	(3.64)
Total from investment operations	3.74	3.58	2.99	(4.17)	(3.77)
Less distributions from: Net investment income	(.18)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 27.94	$ 24.38	$ 20.84	$ 17.85	$ 22.02
Total Return (%)[c]	15.40[d]	17.20[d]	16.75	(18.97)	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9.37		.24	.25	.05
Ratio of expenses before expense reductions (%)	2.65	2.54	2.45	2.46	2.44*
Ratio of expenses after expense reductions (%)	2.46	2.49	2.45	2.46	2.44*
Ratio of net investment income (loss) (%)	1.11	.13	.22	(.55)	(.87)*
Portfolio turnover rate (%)	168	104	71	89	104

[a] For the period from March 19, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.39	$ 20.84	$ 17.86	$ 22.01	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.35[e]	.05	.04	(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	3.44	3.54	2.94	(4.05)	(3.67)
Total from investment operations	3.79	3.59	2.98	(4.15)	(3.78)
Less distributions from: Net investment income	(.19)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 27.99	$ 24.39	$ 20.84	$ 17.86	$ 22.01
Total Return (%)[c]	15.57[d]	17.25	16.69	(18.86)	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.74		.36	.28	.06
Ratio of expenses before expense reductions (%)	2.35	2.45	2.45	2.43	2.42*
Ratio of expenses after expense reductions (%)	2.30	2.45	2.45	2.43	2.42*
Ratio of net investment income (loss) (%)	1.27	.17	.22	(.52)	(.85)*
Portfolio turnover rate (%)	168	104	71	89	104

[a] For the period from March 19, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 24.81	$ 21.21	$ 18.10	$ 22.17	$ 31.14
Income (loss) from investment operations: Net investment income (loss)[a]	.60[c]	.27	.23	.11	.06
Net realized and unrealized gain (loss) on investment transactions	3.50	3.61	3.00	(4.11)	(7.82)
Total from investment operations	4.10	3.88	3.23	(4.00)	(7.76)
Less distributions from: Net investment income	(.47)	(.28)	(.12)	(.07)	(.01)
Net realized gains on investment transactions	—	—	—	—	(1.20)
Total distributions	(.47)	(.28)	(.12)	(.07)	(1.21)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 28.44	$ 24.81	$ 21.21	$ 18.10	$ 22.17
Total Return (%)	16.61[b]	18.36[b]	17.93[b]	(18.10)	(26.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	2	3
Ratio of expenses before expense reductions (%)	1.48	1.65	1.45	1.38	1.37
Ratio of expenses after expense reductions (%)	1.42	1.47	1.45	1.38	1.37
Ratio of net investment income (loss) (%)	2.15	1.15	1.22	.53	.24
Portfolio turnover rate (%)	168	104	71	89	104

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

* Amount is less than $.005.

Class S
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 24.82	$ 21.21	$ 18.11	$ 22.17	$ 31.14
Income (loss) from investment operations: Net investment income (loss)[a]	.63[c]	.27	.23	.11	.06
Net realized and unrealized gain (loss) on investment transactions	3.51	3.62	2.99	(4.10)	(7.82)
Total from investment operations	4.14	3.89	3.22	(3.99)	(7.76)
Less distributions from: Net investment income	(.47)	(.28)	(.12)	(.07)	(.01)
Net realized gains on investment transactions	—	—	—	—	(1.20)
Total distributions	(.47)	(.28)	(.12)	(.07)	(1.21)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 28.49	$ 24.82	$ 21.21	$ 18.11	$ 22.17
Total Return (%)	16.77[b]	18.41[b]	17.87[b]	(18.09)	(25.97)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	328	347	369	421	721
Ratio of expenses before expense reductions (%)	1.29	1.53	1.45	1.38	1.37
Ratio of expenses after expense reductions (%)	1.28	1.46	1.45	1.38	1.37
Ratio of net investment income (loss) (%)	2.29	1.16	1.22	.53	.24
Portfolio turnover rate (%)	168	104	71	89	104

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

* Amount is less than $.005.

Institutional Class
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 28.63
Income (loss) from investment operations: Net investment income (loss)	.56
Net realized and unrealized gain (loss) on investment transactions	(.69)[b]
Total from investment operations	(.13)
Redemption fees	.00***
Net asset value, end of period	$ 28.50
Total Return (%)	(.45)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13
Ratio of expenses before expense reductions (%)	1.09*
Ratio of expenses after expense reductions (%)	1.09*
Ratio of net investment income (loss) (%)	3.09*
Portfolio turnover rate (%)	168

[a] For the period from March 14, 2005 (commencement of operations of Institutional Class shares) to October 31, 2005.

[b] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Greater Europe Fund (the "Fund"), formerly, Scudder Greater Europe Growth Fund, is a non-diversified series of the Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) As of March 14, 2005, Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for significant events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $140,200,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration dates which range from October 31, 2009 through October 31, 2011 ($140,200,000), whichever occurs first.

In addition, the Fund also inherited approximately $18,500,000 of its capital loss carryforward from its merger with Scudder New Europe Fund (Note H), of which $13,500,000 was utilized in the current year, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2011 ($5,000,000) the respective expiration date, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

During the year ended October 31, 2005, the Fund utilized approximately $88,500,000 of prior year capital loss carryforwards.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 12,362,695
Capital loss carryforwards	$ (145,200,000)
Net unrealized appreciation (depreciation) on investments	$ 21,611,051

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 6,356,356	4,645,846

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class S shareholders for less than six months was assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $738,747,292 and $778,880,706, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), a wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is as follows:

From November 1, 2004 to March 13, 2005, the management fee was computed and accrued daily and payable monthly at the following rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $500 million of such net assets	0.90%
Next $500 million of such net assets	0.85%
Over $2 billion of such net assets	0.80%

Effective March 14, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	0.75%
Next $750 million of such net assets	0.72%
Next $1.5 billion of such net assets	0.70%
Next $2.5 billion of such net assets	0.68%
Next $2.5 billion of such net assets	0.65%
Next $2.5 billion of such net assets	0.64%
Next $2.5 billion of such net assets	0.63%
Over $12.5 billion of such net assets	0.62%

Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.81% of the Fund's average daily net assets.

Effective October 1, 2003 through March 13, 2005, the Advisor has agreed to contractually waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.48%, 1.47%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

Effective March 14, 2005, the Advisor has agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.17%, 1.45%, 1.29%, 1.45%, 1.20% and 1.10% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distributions and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 121,946	$ —	$ 85,109
Class B	43,954	12,675	17,223
Class C	15,476	1,989	5,901
Class AARP	15,305	1,919	3,532
Class S	746,279	—	310,440
Institutional Class	7,235	—	1,158
	$ 950,195	$ 16,583	$ 423,363

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $244,914, of which $20,377 is unpaid at October 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 52,648	$ 6,006
Class C	33,526	3,885
	$ 86,174	$ 9,891

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31 2005	Annual Effective Rate
Class A	$ 164,039	$ 23,385.23%
Class B	17,426	2,165.25%
Class C	10,999	1,393.25%
	$ 192,464	$ 26,943

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $3,887.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and Class C shares aggregated $20,717 and $1,136, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $25,640, of which $6,320 is unpaid at October 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general use of AARP and its members.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $5,802, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At October 31, 2005, the Fund had an outstanding loan of $4,350,000. Interest expense incurred on borrowings amounted to $30,913 during the year ended October 31, 2005. The average dollar amount of the borrowing was $2,677,619 and the weighted average interest rate on these borrowing was 3.89%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	838,115	$ 22,992,439	57,962	$ 1,362,378
Class B	56,051	1,510,711	41,398	959,543
Class C	47,897	1,325,021	30,119	697,324
Class AARP	66,395	1,832,825	55,961	1,300,900
Class S	758,669	20,668,910	1,099,377	25,957,860
Institutional Class	726,515	19,635,600	—	—
		$ 67,965,506		$ 30,278,005
Shares issued in tax-free reorganization
Class A	3,816,985	$ 109,244,440	—	$ —
Class B	422,499	11,956,441	—	—
Class C	232,447	6,585,095	—	—
Institutional Class	590	16,899	—	—
		$ 127,802,875		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	573	$ 15,447	944	$ 21,859
Class B	106	2,830	21	477
Class C	184	4,922	31	704
Class AARP	1,757	47,341	1,168	27,057
Class S	216,729	5,840,850	181,783	4,210,100
		$ 5,911,390		$ 4,260,197
Shares redeemed
Class A	(667,952)	$ (18,733,755)	(120,427)	$ (2,830,707)
Class B	(154,506)	(4,247,952)	(37,755)	(874,747)
Class C	(92,031)	(2,520,052)	(17,080)	(397,602)
Class AARP	(44,816)	(1,246,890)	(60,942)	(1,405,503)
Class S	(3,445,867)	(94,411,332)	(4,704,799)	(110,570,790)
Institutional Class	(279,502)	(8,141,498)	—	—
		$ (129,301,479)		$ (116,079,349)
Redemption Fees		$ 12,089		$ 31,771
Net increase (decrease)
Class A	3,987,721	$ 113,520,418	(61,521)	$ (1,414,699)
Class B	324,150	9,222,041	3,664	85,273
Class C	188,497	5,398,988	13,070	300,426
Class AARP	23,336	633,480	(3,813)	(77,546)
Class S	(2,470,469)	(67,895,547)	(3,423,639)	(80,402,830)
Institutional Class	447,603	11,511,001	—	—
		$ 72,390,381		$ (81,509,376)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On March 11, 2005, the Fund acquired all of the net assets of Scudder New Europe Fund pursuant to a plan of reorganization approved by shareholders on February 24, 2005. The acquisition was accomplished by a tax-free exchange of 9,508,410 Class A shares, 1,110,292 Class B shares, 602,878 Class C shares and 1,478 Institutional Class shares of Scudder New Europe Fund, respectively, for 3,816,985 Class A shares, 422,499 Class B shares, 232,447 Class C shares and 590 Institutional Class shares of Scudder Greater Europe Fund, respectively, outstanding on March 11, 2005. Scudder New Europe Fund's net assets at that date of $127,802,875, including $22,576,492 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $390,804,157. The combined net assets of the Fund immediately following the acquisition were $518,607,032.

I. Other

On July 7, 2005, Deutsche Bank AG, the parent company of the Fund's investment advisor, entered into an agreement with Aberdeen Asset Management PLC ("Aberdeen") to sell parts of its asset management business based in London and Philadelphia.

The Fund's current investment advisor is Deutsche Investment Management Americas Inc. The Fund's subadvisor, Deutsche Asset Management Services Ltd. ("DeAMIS"), is proposed to be sold to Aberdeen. The Fund's Board will allow the subadvisory agreement with DeAMIS, due for renewal on September 30, 2005 to expire and only the advisory agreements with DeIM will be approved for continuation. Aberdeen will play no role in managing the Fund. During this interim period, the advisory fees for the Fund will be held in escrow until shareholders approve a new advisory agreement with DeIM.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 29, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $1,655,545 and earned $11,334,358 of foreign source income during the year ended October 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates approximately $.10 per share as foreign taxes paid and $.68 per share as income earned from foreign sources for the year ended October 31, 2005.

For federal income tax purposes, the Fund designates approximately $18,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Directors — including the chair of the board — are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2005 and underperformed its benchmark in the three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SERAX	SERBX	SERCX	SERNX
CUSIP Number	811165-695	811165-687	811165-679	811165-612
Fund Number	477	677	777	1477

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGEGX	SCGEX
Fund Number	177	077
Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder International Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER GREATER EUROPE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                  to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $81,500           $225                $0               $0
--------------------------------------------------------------------------------
2004              $79,500           $185              $8,800             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                  $453,907                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed-upon procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005             $0              $197,605          $104,635          $302,240
--------------------------------------------------------------------------------
2004           $8,800               $0            $1,153,767        $1,162,567
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Greater Europe Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Greater Europe Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    -------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006